EXHIBIT 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of MultiCell Technologies, Inc. (the “Company”) on Form 10-QSB for the period ended August 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Gerald Newmin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 16, 2006

By:	/s/ W. Gerald Newmin
Name:	W. Gerald Newmin
Chairman, Chief Financial Officer, Secretary and Director (principal financial and accounting officer)